EXHIBIT 99.1

Joint Filing Agreement Pursuant to Rule 13d-1

This agreement is made pursuant to Rule 13d-l(k)(1) under the Securities and Exchange Act of 1934, as amended (the “Act”) by and among the parties listed below, each referenced to herein as a “Joint Filer.” The Joint Filers agree that a statement of beneficial ownership as required by Sections 13(g) or 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13G or Schedule 13D, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: February 18, 2020

PALADIN CAPITAL MANAGEMENT, LLC		PALADIN HOLDINGS III, L.P.
By: PALADIN CAPITAL GROUP III, LLC, ITS GENERAL PARTNER

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

PALADIN HOLDINGS III (CAYMAN ISLANDS), L.P.		PALADIN CYBER HOLDINGS, L.P.
By: PALADIN HOMELAND SECURITY CORPORATION III, LTD., ITS GENERAL PARTNER		By: PALADIN CAPITAL CYBER GROUP, LLC, ITS GENERAL PARTNER

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

PALADIN CAPITAL GROUP III, LLC		PALADIN HOMELAND SECURITY CORPORATION III, LTD.

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

PALADIN CAPITAL CYBER GROUP, LLC		PALADIN III, LP
By: PALADIN HOLDINGS III, L.P., ITS GENERAL PARTNER
By: PALADIN CAPITAL GROUP III, LLC, ITS GENERAL PARTNER

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

PALADIN III (NY CITY), LP		PALADIN III (CAYMAN ISLANDS), LP
By: PALADIN HOLDINGS III, L.P., ITS GENERAL PARTNER By: PALADIN CAPITAL GROUP III, LLC, ITS GENERAL PARTNER		By: PALADIN HOLDINGS III (CAYMAN ISLANDS), L.P., ITS GENERAL PARTNER By: PALADIN HOMELAND SECURITY CORPORATION III, LTD., ITS GENERAL PARTNER

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

PALADIN III (HR), LP		PALADIN III (CA), LP
By: PALADIN HOLDINGS III, L.P., ITS GENERAL PARTNER		By: PALADIN HOLDINGS III, L.P., ITS GENERAL PARTNER
By: PALADIN CAPITAL GROUP III, LLC, ITS GENERAL PARTNER		By: PALADIN CAPITAL GROUP III, LLC, ITS GENERAL PARTNER

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

PALADIN III CO-INVESTMENT, LLC		PALADIN INTERNATIONAL, LLC
By: PALADIN HOLDINGS III, L.P., ITS GENERAL PARTNER		By: PALADIN CYBER HOLDINGS, L.P., ITS GENERAL PARTNER
By: PALADIN CAPITAL GROUP III, LLC, ITS GENERAL PARTNER		By: PALADIN CAPITAL CYBER GROUP, LLC, ITS GENERAL PARTNER

By:	/s/ Michael Steed	By:	/s/ Michael Steed
	Michael Steed, Authorized Person		Michael Steed, Authorized Person

MICHAEL ROBERT STEED

By:	/s/ Michael Steed